UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED

IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant:  ☒                            Filed by a Party other than the Registrant:  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

    Cell Therapeutics, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ON AUGUST 26, 2010, CELL THERAPEUTICS, INC. (THE “COMPANY”) PUBLISHED IN ITALY A REVISED DEFINITIVE NOTICE OF CALL (THE “DEFINITIVE NOTICE OF CALL”) OF THE COMPANY’S ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 16, 2010 (THE “ANNUAL MEETING”). THE FOLLOWING IS AN ENGLISH TRANSLATION OF THE DEFINITIVE NOTICE OF CALL.

ENGLISH TRANSLATION OF DEFINITIVE NOTICE OF CALL OF ANNUAL MEETING

CELL THERAPEUTICS, INC.

Registered office: 501 Elliott Avenue West, Suite 400

Seattle, WA 98119, USA

Notice of Call of Annual Meeting of Shareholders to be held on

Thursday, September 16, 2010

To our Shareholders:

The Annual Meeting of Shareholders (the “Annual Meeting”) of Cell Therapeutics, Inc., a Washington corporation (the “Company”), is expected to be held on Thursday, September 16, 2010, at 10 a.m. (Seattle time), at the Company’s headquarters at 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119 to discuss and resolve upon the following matters (of which agenda item (iii) below has been revised from the Company’s prior Notice of Call of the Annual Meeting published on July 23, 2010, as further specified below):

(i)	to elect two Class I directors to the Company’s Board of Directors, each to serve until the 2013 Annual Meeting;

(ii)	to approve an amendment to the Company’s amended and restated articles of incorporation to increase the total number of authorized shares from 810,000,000 to 1,210,000,000 and to increase the total number of authorized shares of common stock from 800,000,000 to 1,200,000,000;

(iii)	to approve an amendment to the Company’s 2007 Equity Incentive Plan, as amended (the “2007 Equity Plan”), to increase the number of shares available for issuance under the 2007 Equity Plan by 40,000,000 shares;(*)

(iv)	to ratify the selection of Stonefield Josephson, Inc. as the Company’s independent auditors for the year ending December 31, 2010;

(v)	to approve the adjournment of the 2010 Annual Meeting of Shareholders, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to adopt Proposals (i) through (iv); and

(vi)	to transact such other business as may properly come before the meeting and all adjournments and postponements thereof.

(*)	The agenda for the Annual Meeting included in the Notice of Call that was published on July 23, 2010 reported that this agenda item (iii) was to approve an amendment to the 2007 Equity Plan to increase the number of shares available for issuance under the 2007 Equity Plan by 45,000,000 shares.

The Company’s shareholders (the “Shareholders”) are cordially invited to attend the Annual Meeting in person or via a webcast. Shareholders of record at the close of business on July 27, 2010, the record date established by the Company’s Board of Directors (the “Record Date”), will be entitled to vote at the Annual Meeting. The Shareholders shall have the right to exercise their voting rights at the Annual Meeting even if the date of the Annual Meeting is adjourned or postponed. A complete list of the Shareholders having the right to receive the call notice of the Annual Meeting and to exercise his or her voting rights, will be available for review by the Shareholders, for any reason concerning the Annual Meeting, at the office of the Secretary of the Company at Elliott Avenue West, Suite 400, Seattle, Washington 98119 beginning ten days prior to the Annual Meeting.

The Shareholders whose shares are held in Italy through Monte Titoli S.p.A. (the “Italian Shareholders”), may obtain from their intermediaries through which they hold their shares (the “Depositary Banks”) the certification for attendance at the Annual Meeting (the “Certification”) which is to be presented in order to attend the Annual Meeting and to vote in person. Alternatively, the Italian Shareholders may vote by mail, submitting the proxy card included in the proxy statement or available on the website of the United States Securities and Exchange Commission (the “SEC”) (www.sec.gov) and available on the Company’s website (www.celltherapeutics.com), as duly filed in, executed and delivered, to the Company’s headquarters, together with the Certification. The name indicated on the proxy card must exactly match with the name as printed on the Certification.

With respect to the revision to the agenda described above, on or about August 24, 2010, the Company furnished or otherwise made available to shareholders a supplement to the Company’s proxy statement for the Annual Meeting, which is available on the SEC’s website (www.sec.gov), on the Company’s website (www.celltherapeutics.com) and in paper form at Depositary Banks, at the office of Borsa Italiana S.p.A. and at the office of the Company’s Italian legal counsel Legance Studio Legale Associato (contact person: Mr. Giorgio Vanzanelli) at Via Dante 7, 20123 Milan (if you have any questions, please call Elena Bellacicca, Investor Relations, CTI Life Sciences Limited at 39 02.72.01.00.55). The Shareholders are cordially invited to examine the proxy statement, as integrated by the aforesaid supplement, and in particular the section regarding the matters to be discussed and resolved at the Annual Meeting, which will be described, in greater detail.

In order to facilitate the voting rights related to the Company’s shares and in order to help permit the Annual Meeting to achieve the quorum required and to validly resolve upon the Annual Meeting matters, the Company has requested certain Italian banks—unless otherwise instructed by the relevant Shareholders—to make book-entry transfers of the Company’s shares, in part or all of the shares, held in the name of and in the customer’s account by such banks, to an account opened in the name of the same banks at a United States broker-dealer on the Record Date. Under the securities laws of the United States and the rules of the New York Stock Exchange, this transfer permits the Company to count these shares for the purpose of achieving quorum and permits such broker-dealers to vote these shares at the Annual Meeting for certain “routine” matters in the event that Italian Shareholders do not instruct their broker to vote the shares pursuant to the modalities provided in the proxy statement. The Italian Shareholders whose banks have agreed to perform the aforesaid transfer of the Company’s shares will have, in any case, the right to provide instructions to the United States broker-dealer in order to abstain from taking any action with reference to the shares, including the exercise of the voting right. As a result, if a Shareholder does not exercise his or her voting right or give separate voting instructions on or before the date of the Annual Meeting, the transferred shares will be voted by the United States broker-dealers pursuant to the discretionary authority granted them under Rule 452 of the New York Stock Exchange.

An Italian Shareholder may also vote via Internet or by telephone if its shares were held on the Record Date directly by a United States broker-dealer’s account in the name of such Italian Shareholder and such Italian Shareholder receives the Annual Meeting documentation (including the proxy statement) at its address, together with a security code to be used for voting on the website www.proxyvote.com or by calling the telephone number shown on the Annual Meeting voting documentation.

The Italian Shareholders are kindly invited to contact their Depositary Banks so that the Shareholders can receive the Annual Meeting documentation, including the proxy card, and the instruction concerning the voting modalities.

On behalf of the Company,

/s/ Louis A. Bianco
Louis A. Bianco
Executive Vice President,
Finance & Administration

August 26, 2010